UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane

Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 13, 2006, SIRVA, Inc. (“SIRVA”) entered into a General Release & Separation Agreement (the “Agreement”), effective as of December 31, 2005, with Allen Chan, SIRVA’s former President, Relocation Solutions — Asia Pacific.

The Agreement provides that SIRVA will provide severance pay and benefits to Mr. Chan consisting of (i) severance pay at his current salary rate of $252,000, beginning on the first regular pay period following the expiration of the Revocation Period, defined below, and continuing for twelve months or until Mr. Chan becomes self-employed or obtains other full-time employment (the “Severance Period”); (ii) during the Severance Period, Mr. Chan’s housing, goods and services, school and utilities allowances as previously provided to him by SIRVA; (iii) during the Severance Period, Mr. Chan’s health benefits as previously provided to him by SIRVA; (iv) the bonus Mr. Chan would be entitled to receive, if any, under SIRVA’s 2005 Management Incentive Plan, as well as $126,250, less applicable taxes and withholding, in recognition of Mr. Chan’s efforts for assisting in the successful completion of the divestiture of SIRVA’s records management business in Australia; and (v) use of Mr. Chan’s company automobile and retention of his American Club Membership through the end of the Severance Period.

The Agreement provides that nothing therein is intended to alter Mr. Chan’s rights, if any, under the SIRVA, Inc. Omnibus Stock Incentive Plan.  In addition, under the Agreement, Mr. Chan agrees to a general release of claims with respect to SIRVA.

Mr. Chan has the right to revoke the Agreement within seven days (the “Revocation Period”) after he signs it by delivering written notice of such revocation to SIRVA.  Severance benefits will not commence until after the Revocation Period has expired.

The Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Not applicable.

(b)                               Pro Forma Financial Information.

Not applicable.

(c)                                Exhibits

10.1	General Release & Separation Agreement, dated as of February 13, 2006, between SIRVA, Inc. and Allen Chan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: February 14, 2006

	By:	/s/ ERYK J. SPYTEK
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	General Release & Separation Agreement, dated as of February 13, 2006, between SIRVA, Inc. and Allen Chan